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                                                                    EXHIBIT 10.1

                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

                                       OF

                                 BLACKBOARD INC.

         1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to employees (including directors and officers who are employees) and to consultants and directors who are not employees of BLACKBOARD INC., a Delaware corporation (the "Company"), or its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), stock appreciation rights ("SARs") and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 9,669,024 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom to the extent required by Rule 16b-3 (as defined in Paragraph 18) shall be a non-employee director within the meaning of Rule 16b-3 (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

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         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the person to whom Awards shall be granted; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award;
the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether an unvested option may be exercised for shares of Common Stock that are subject to the same restrictions relating to vesting as the option; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph
18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan, or any amendment to either, which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders in order to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member

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or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder.

         4.       OPTIONS

                  (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that if
Section 162(m) applies to the Company, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 750,000; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

                  (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

                  (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of

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Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

         The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price and any withholding. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         5.       STOCK APPRECIATION RIGHTS.

                  (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such employees (including officers and directors who are employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares.

                  (b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided,

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however, that the base price per share shall not be less than the Fair Market
Value of a share of Common Stock on the date of grant.

                  (c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

                  (d) EXERCISE. An SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

         The holder of an SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares.

         In no case may an SAR be exercised with respect to a fraction of a share of Common Stock.

         6. RESTRICTED STOCK. The Committee may from time, consistent with the purposes of the Plan, grant shares of Common Stock to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer agent representing such shares, notwithstanding any contingencies or restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

         7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the

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Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 18), or
(b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

         Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

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         Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

         8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent,
(b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his legal representative.

         9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

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         The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

         11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, and any contingencies and restrictions based on the number or kind of shares, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

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         In the event of (a) the liquidation or dissolution of the Company, (b)
a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company, any outstanding options, SARs or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

         12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was amended and restated by the Board of Directors on May 2, 2000. No ISO may be granted under the Plan after April 30, 2010. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code or to comply with the provisions of Rule 16b-3, Section 162(m) of the Code or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         14. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash or (b) shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the

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Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

         15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

         17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation. In the event of any such substitution, the terms and conditions of any then-current Contract pursuant to which Awards were previously granted shall remain in full force and effect, provided however, that any reference to stock or Awards contained therein shall be deemed to refer to the substituted stock or securities of the Company.

         18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                  (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement,
(ii) if clause (i) above does not apply, cause as defined

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in the Contract, if the Contract contains such a definition and (iii) in all other cases, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order or material breach of any provision of this Agreement. For purposes of this Paragraph, no act or failure to act on the Award holder's part shall be considered "willful" unless done, or omitted to be done, in good faith and without reasonable belief that the Award holder's action or omission was in the best interest of the Company. Cause shall be determined in good faith by the affirmative vote of a majority of the whole Board of Directors (excluding the vote of Award holder if a director) after the Award holder has been provided the opportunity to make a presentation to the Board of Directors which presentation to the Board of Directors may be with counsel.

                  (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

                  (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                  (d) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  (e) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                  (f)      "Nasdaq" shall mean the Nasdaq Stock Market.

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                  (g)      "Outside Director" shall mean a person who is a
director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

                  (h) "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                  (i) "Rule 16b-3" shall mean Rule 16b-3 under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted for time to time).

                  (j) "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code, and shall also include an unincorporated entity that would qualify as a "subsidiary corporation" if it had been incorporated (based on the percentage ownership in capital or profits).

         19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         21. STOCKHOLDER APPROVAL. The Plan, as amended and restated, is subject to stockholder approval by the affirmative vote, in person or by proxy, of the requisite classes and voting percentages of the Company's stockholder entitled to vote thereon as determined by the Company's Certificate of Incorporation and/or Certificate of Designation at any duly held meeting of the Company's Stockholders at which a quorum is present. No Award granted pursuant to any amendment to the Plan that requires stockholder approval may vest or be exercised prior to such stockholder approval; provided, however, that if so designated by the Committee, Awards granted prior to the date of stockholder approval of any such amendment to this Plan shall be deemed to be duly granted under the Plan if there are shares available therefor without giving effect to such amendment and shall not be affected by such amendment, whether or not it is ultimately approved by the stockholders. If an amendment to the Plan requiring

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stockholder approval, including pursuant to this amendment and restatement, is not approved by a vote of the requisite classes and voting percentages of stockholders of the Company, the Plan shall continue in force and effect as it existed immediately prior to such amendment, and any Awards granted pursuant to such amendment shall be null and void.

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